Filed pursuant to Rule 497(c)
File Nos. 333-84639 and 811-09521
AMG Funds
Prospectus
May 1, 2016

AMG GW&K Municipal Bond Fund
Investor Class: GWMTX      Service Class: GWMSX      Institutional Class: GWMIX
AMG GW&K Small Cap Core Fund
Investor Class: GWETX      Service Class: GWESX      Institutional Class: GWEIX
AMG GW&K Municipal Enhanced Yield Fund
Investor Class: GWMNX      Service Class: GWMRX      Institutional Class: GWMEX
AMG GW&K Small Cap Growth Fund
Institutional Class: GWGIX
www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
P037-0516

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3-14	Summary of The Funds AMG GW&K Municipal Bond Fund AMG GW&K Small Cap Core Fund AMG GW&K Municipal Enhanced Yield Fund AMG GW&K Small Cap Growth Fund

15-27	Additional Information About the Funds
AMG GW&K Municipal Bond Fund
AMG GW&K Small Cap Core Fund
AMG GW&K Municipal Enhanced Yield Fund
AMG GW&K Small Cap Growth Fund
Summary of the Funds’ Principal Risks
 Other Important Information About the Funds and their Investment Strategies and Risks
Fund Management

28-35	Shareholder Guide
Your Account
Choosing a Share Class
Investing Through an Intermediary
Distribution and Service (12b-1) Fees
Transaction Policies
How to Buy or Sell Shares
Investor Services
Certain Federal Income Tax Information

37-42	Financial Highlights AMG GW&K Municipal Bond Fund AMG GW&K Municipal Enhanced Yield Fund AMG GW&K Small Cap Core Fund AMG GW&K Small Cap Growth Fund

45	How To Contact Us

AMG Funds	1

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Summary of The Funds

AMG GW&K Municipal Bond Fund
Investment Objective
The AMG GW&K Municipal Bond Fund's (the “Fund”) investment objective is to seek current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.53%	0.47%	0.30%
Total Annual Fund Operating Expenses	1.13%	0.82%	0.65%
Fee Waiver and Expense Reimbursements[1]	(0.31)%	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	0.82%	0.51%	0.34%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.34% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2017. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$84	$328	$592	$1,347
Service Class	$52	$231	$425	$ 985
Institutional Class	$35	$177	$332	$ 781
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that are exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. In addition, up to 100% of the Fund’s assets may be invested in municipal bonds, the interest on which may be subject to the federal alternative minimum tax.
GW&K Investment Management, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), normally invests in municipal bonds that are rated “investment grade” by a nationally recognized statistical rating organization, such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Investment grade securities are rated at least in the BBB/Baa major ratings categories by S&P or Moody’s, respectively. From time to time, the Fund may invest in unrated municipal bonds, which are considered by the Subadvisor to be of comparable quality and creditworthiness as investment grade rated securities. The Fund expects that the average credit rating of the Fund’s portfolio will be AA under the S&P ratings categories. The Fund has no limitations on the maturity of individual securities, but is expected to maintain a dollar-weighted average maturity of 6 to 12 years. The Fund expects to maintain a duration of +/- 25% of the duration of the Fund’s benchmark (the Barclays 10-Year Municipal Bond Index), which was 5.73 years as of March 31, 2016. The Fund’s average weighted portfolio maturity and duration may vary from time to time depending on the Subadvisor’s views on the direction of interest rates.

AMG Funds	3

Summary of The Funds

In selecting municipal bonds, the Subadvisor uses a bottom-up, research-driven process based on its assessment of creditworthiness and geographic diversification of issuers and market availability of municipal bonds. The Subadvisor typically invests for the long-term and seeks opportunities across the yield curve while retaining flexibility to react to interest rate shifts. Although the Fund invests nationally and seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit Risk—the issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.
Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. A portion of the Fund's assets could be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects.  An example would be securities of issuers whose revenues are paid from similar types of projects, such as transportation.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/15 (Service Class)
Best Quarter:  4.41% (3rd Quarter 2010)
Worst Quarter: -3.69% (4th Quarter 2010)
Average Annual Total Returns as of 12/31/15
AMG GW&K Municipal Bond Fund	1 Year	5 Year	Since Inception[1]
Investor Class Return Before Taxes
	3.36%	5.02%	5.20%
Service Class Return Before Taxes
	3.77%	5.33%	5.48%

4	AMG Funds

Summary of The Funds

Average Annual Total Returns as of 12/31/15 (continued)
AMG GW&K Municipal Bond Fund	1 Year	5 Year	Since Inception[1]
Service Class Return After Taxes on Distributions
	3.39%	5.14%	5.29%
Service Class Return After Taxes on Distributions and Sale of Fund Shares
	3.01%	4.58%	4.77%
Institutional Class Return Before Taxes
	3.94%	5.54%	5.74%
Barclays 10-Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)
	3.76%	5.55%	5.71%
[1]	Performance shown reflects the performance since the inception date of the Fund on June 30, 2009.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class shares only, and after-tax returns for Investor Class and Institutional Class shares will vary.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Nancy G. Angell, CFA
Partner and Co-Director of Fixed Income of GW&K; Portfolio Manager of the Fund since 06/09.
John B. Fox, CFA
Partner and Co-Director of Fixed Income of GW&K; Portfolio Manager of the Fund since 06/09.
Martin R. Tourigny, CFA
Partner of GW&K; Portfolio Manager of the Fund since 06/09.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	5

Summary of The Funds

AMG GW&K Small Cap Core Fund
Investment Objective
The investment objective of the AMG GW&K Small Cap Core Fund (the “Fund”) is to provide investors with long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.46%	0.43%	0.31%
Total Annual Fund Operating Expenses	1.46%	1.18%	1.06%
Fee Waiver and Expense Reimbursements[1]	(0.11)%	(0.11)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.35%	1.07%	0.95%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2017. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$137	$451	$787	$1,737
Service Class	$109	$364	$638	$1,422
Institutional Class	$ 97	$326	$574	$1,284
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will ordinarily invest in approximately 55-90 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization of less than $5 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Index (between $176.8 million and $4.3 billion as of May 29, 2015, the date of the latest reconstitution of the Index (implemented June 26, 2015)). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth- or value-oriented characteristics. GW&K Investment Management, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadvisor generally expects that each economic sector within the Russell 2000® Index will be represented in the Fund’s portfolio. The Subadvisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

6	AMG Funds

Summary of The Funds

Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
The performance information shown for the Fund’s Investor Class shares (formerly Class A shares of the GW&K Multi-Cap Equity Fund, which were reclassified and redesignated as of July 27, 2009) includes historical performance of the Fund for periods prior to July 27, 2009. As of July 27, 2009, the Fund changed its name from “GW&K Multi-Cap Equity Fund” to “GW&K Small
Cap Equity Fund,” adopted the Fund’s current investment strategies, and began comparing its performance to the Russell 2000® Index. Prior to July 27, 2009 (and for the periods shown below other than periods beginning after July 27, 2009), the Fund focused on a multi-cap equity strategy.
The performance information for the Fund’s Investor Class shares in the bar chart, and for periods prior to July 27, 2009 in the table below, does not reflect the impact of the sales charges (loads) that were previously in effect.
Calendar Year Total Returns as of 12/31/15 (Investor Class)
Best Quarter: 16.82% (4th Quarter 2010)
Worst Quarter: -21.37% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/15
AMG GW&K Small Cap Core Fund	1 Year	5 Years	10 Years	Since Inception[1]
Investor Class Return Before Taxes	-3.02%	10.22%	7.12%	—
Investor Class Return After Taxes on Distributions	-3.97%	9.42%	6.45%	—
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	-1.00%	8.09%	5.75%	—
Service Class Return Before Taxes
	-2.75%	10.48%	—	14.81%
Institutional Class Return Before Taxes
	-2.63%	10.70%	—	15.02%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)
	-4.41%	9.19%	6.80%	13.43%
[1]	Service Class, Institutional Class and Index performance shown reflects performance since the inception date of the Fund’s Service Class and Institutional Class on July 27, 2009.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Service Class and Institutional Class shares will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may

AMG Funds	7

Summary of The Funds

be higher than its returns before taxes and returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since 07/09.
Jeffrey W. Thibault, CFA
Partner of GW&K; Portfolio Manager of the Fund since 07/09.
Buying and Selling Fund Shares
Subject to the investment minimums described below, purchases of Fund shares are limited to shareholders of the Fund as of the close of business of the Fund on October 31, 2013, including shareholders who held an account directly with the Fund and those shareholders of the Fund as of the close of business on October 31, 2013, who were invested in the Fund through a financial intermediary account, a financial platform, a defined contribution plan or ManagersChoice® program or other asset allocation program.
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8	AMG Funds

Summary of The Funds

AMG GW&K Municipal Enhanced Yield Fund
Investment Objective
The investment objective of the AMG GW&K Municipal Enhanced Yield Fund (the “Fund”) is to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Service Class	Institutional Class
Management Fee	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.50%	0.39%	0.32%
Total Annual Fund Operating Expenses	1.25%	0.89%	0.82%
Fee Waiver and Expense Reimbursements[1]	(0.18)%	(0.18)%	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.07%	0.71%	0.64%
[1]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.64% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2017. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Class	$109	$379	$669	$1,495
Service Class	$ 73	$266	$475	$1,080
Institutional Class	$ 65	$244	$437	$ 997
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.
Principal Investment Strategies
In pursuing its investment objective, which is a fundamental policy that may not be changed without shareholder approval, the Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. This policy is also fundamental and may not be changed without shareholder approval. In addition, up to 50% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax.
The Fund may invest up to 35% of its total assets in unrated securities, and may invest up to 50% of its total assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), respectively, or another nationally recognized statistical rating organization, or unrated but determined by GW&K Investment Management, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), to be of comparable credit quality). The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Subadvisor’s views on the direction of interest rates.
Although the Fund seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state

AMG Funds	9

Summary of The Funds

or region or in a particular sector due to market conditions. GW&K may also allocate a significant portion of the Fund to a specific segment of the municipal bond yield. In particular, the Fund often favors bonds with more than 10 years to maturity that offer higher yields. Presently, a significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio.
Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations.
Derivatives Risk—the use of derivatives involves costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, and the risk of mispricing or improper valuation. The use of derivatives may not succeed for various reasons, and the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Extension Risk—during periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.
High Yield Risk—below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Inflation Risk—the risk that the value of assets or income from investments will be worth less in the future.
Interest Rate Risk—fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value of municipal bonds.
Prepayment Risk—a debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.
Reinvestment Risk—the Fund may have difficulty reinvesting payments from debtors and may receive lower rates than from its original investments.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. A portion of the Fund's assets could be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects.  An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care (including hospitals) or transportation.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
The performance information shown in the bar chart is that of the Fund’s Institutional Class shares and includes historical performance of the Fund for periods prior to November 10, 2008, which was the date the Fund was reorganized from BNY Hamilton to AMG Funds.

10	AMG Funds

Summary of The Funds

Calendar Year Total Returns as of 12/31/15 (Institutional Class)
Best Quarter: 13.28% (1st Quarter 2009)
Worst Quarter: -17.67% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/15
AMG GW&K Municipal Enhanced Yield Fund	1 Year	5 Years	10 Years	Since Inception[1]
Investor Class Return Before Taxes
	3.57%	7.50%	-	7.92%
Service Class Return Before Taxes
	4.07%	7.80%	-	8.21%
Institutional Class Return Before Taxes
	4.15%	7.96%	4.92%	-
Institutional Class Return After Taxes on Distributions
	3.80%	7.69%	4.76%	-
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares
	4.10%	7.12%	4.69%	-
Barclays U.S. Municipal Bond BAA Index (reflects no deduction for fees, expenses, or taxes)
	4.25%	6.35%	3.90%	6.80%
[1]	Investor Class, Service Class and Index performance shown reflects performance since the inception date of the Fund’s Investor Class and Service Class on July 27, 2009.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only, and after-tax returns for Investor Class and Service Class shares will vary. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Nancy G. Angell, CFA
Partner and Co-Director of Fixed Income of GW&K; Portfolio Manager of the Fund since 12/05.
John B. Fox, CFA
Partner and Co-Director of Fixed Income of GW&K; Portfolio Manager of the Fund since 12/05.
Martin R. Tourigny, CFA
Partner of GW&K; Portfolio Manager of the Fund since 12/05.
Brian T. Moreland, CFA
Principal of GW&K; Portfolio Manager of the Fund since 10/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Investor Class
Regular Account: $2,000
Individual Retirement Account: $1,000
Service Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Institutional Class
Regular Account: $1,000,000
Individual Retirement Account: $50,000
Additional Investment Minimum
Investor Class and Service Class (all accounts): $100
Institutional Class (all accounts): $1,000
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes but may be subject to the federal alternative minimum tax. A portion of the Fund’s distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan.

AMG Funds	11

Summary of The Funds

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

12	AMG Funds

Summary of The Funds

AMG GW&K Small Cap Growth Fund
Investment Objective
The investment objective of the AMG GW&K Small Cap Growth Fund (the “Fund”) is to provide investors with long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	10.70%
Total Annual Fund Operating Expenses	11.45%
Fee Waiver and Expense Reimbursements[2]	(10.50)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	0.95%
[1]	Because the Fund has a limited operating history, “Other Expenses” are based on actual expenses for the period from June 30, 2015 to December 31, 2015, annualized.
[2]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2018. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$97	$1,397	$3,570	$7,886
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period (June 30, 2015 to December 31, 2015), the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund ordinarily invests in approximately 55-85 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those with a market capitalization of less than $5.0 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Growth Index (between $176.8 million and $4.3 billion as of May 29, 2015, the date of the latest reconstitution of the Index (implemented June 26, 2015)). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with growth oriented characteristics. GW&K Investment Management, LLC, the subadvisor to the Fund (“GW&K” or the “Subadvisor”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadvisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other

AMG Funds	13

Summary of The Funds

government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not yet completed a full calendar year of operations as of the date of this Prospectus, the bar chart and table are not shown. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K; Portfolio Manager of the Fund since 06/15.
Joseph C. Craigen, CFA
Vice President of GW&K; Portfolio Manager of the Fund since 06/15.
Buying and Selling Fund Shares
Initial Investment Minimum
Institutional Class
Regular Account: $100,000
Individual Retirement Account: $25,000
Additional Investment Minimum
Institutional Class (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly with the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14	AMG Funds

Additional Information About the Funds

AMG GW&K Municipal Bond Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadvisor in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund typically invests in a diversified portfolio of municipal bonds. Municipal bonds are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). Municipal bonds in which the Fund may invest include: general obligation notes and bonds; revenue bonds; housing bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial development bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above in the summary section of the Fund’s Prospectus.
In selecting municipal bonds, the Subadvisor uses a bottom-up, research-driven process based on its assessment of creditworthiness and geographic diversification of issuers and market availability of municipal bonds. The Subadvisor typically invests for the long-term and seeks opportunities across the yield curve while retaining flexibility to react to interest rate shifts. Although the Fund invests nationally and seeks to be diversified by geography and across sectors of the municipal bond market, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.
As a temporary defensive measure, the Fund may invest more than 20% of its net assets, plus the amount of borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, and cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Interested in the income potential of municipal bonds.
•	Seeking monthly income exempt from federal income tax.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Investor Class and Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” below for more information on the Fund’s shareholder servicing fees.
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes,
PORTFOLIO MANAGERS
Nancy G. Angell, CFA
Partner,
Co-Director of Fixed Income
John B. Fox, CFA
Partner,
Co-Director of Fixed Income
Martin R. Tourigny, CFA
Partner
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	15

Additional Information About the Funds

AMG GW&K Municipal Bond Fund (CONTINUED)
interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.34% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in the Fund’s summary section, the performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Barclays 10-Year Municipal Bond Index. The information in the bar chart is for Service Class shares of the Fund. Investor Class and Institutional Class shares would have similar annual returns as Service Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Institutional Class shares are subject to different expenses than Service Class shares, Investor Class and Institutional Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

16	AMG Funds

Additional Information About the Funds

AMG GW&K Small Cap Core Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadvisor in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Subadvisor utilizes fundamental research and bottom-up stock selection to seek to identify small-cap companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
The Subadvisor focuses on quality small-cap companies with sound management and long-term sustainable growth regardless of style. In selecting companies for the Fund, the Subadvisor looks for firms with the following key attributes:
•	Experienced, tenured, high-quality management;
•	Business models that deliver consistent long-term growth;
•	Leading companies in attractive and defensible niche markets;
•	Strong financial characteristics; and
•	Appropriate valuation.
Various factors may lead the Subadvisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadvisor believes the security has become overvalued.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to small-cap equities in your portfolio.
•	Seeking exposure to both growth and value oriented investments.
•	Seeking long-term capital appreciation.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Investor Class and Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” below for more information on the Fund’s shareholder servicing fees.
PORTFOLIO MANAGERS
Daniel L. Miller, CFA
Partner,
Director of Equities
Jeffrey W. Thibault, CFA
Partner
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	17

Additional Information About the Funds

AMG GW&K Small Cap Core Fund (CONTINUED)
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in the Fund’s summary section, the performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares of the GW&K Multi-Cap Equity Fund, which were reclassified and redesignated as Investor Class shares of the Fund as of July 27, 2009), includes, for the periods prior to November 10, 2008, performance of the predecessor to the Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. (the “Multi-Cap Predecessor Fund”), which was reorganized into the Fund on November 10, 2008, and was managed by GW&K with the same investment objective and substantially similar investment policies as those of the Fund, when it was managed as a multi-cap fund. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.
The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Investor Class shares of the Fund. Service Class and Institutional Class shares would have similar annual returns as Investor Class shares because all of the classes are invested in the same portfolio of securities. However, because Service Class and Institutional Class shares are subject to different expenses than Investor Class shares, Service Class and Institutional Class share performance varies. The performance information for Investor Class shares of the Fund in the bar chart, and for periods prior to July 27, 2009 in the Average Annual Total Returns table, does not reflect the impact of the sales charges (loads) that were previously in effect. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Multi-Cap Predecessor Fund’s investment manager or the Investment Manager had not agreed to limit expenses, returns would have been lower.

18	AMG Funds

Additional Information About the Funds

AMG GW&K Municipal Enhanced Yield Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadvisor in managing the Fund, and also additional information about the Fund's expenses and performance.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial development bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above.
The Subadvisor uses a research-driven process based on its assessment of creditworthiness and market availability in selecting bonds.
As a temporary defensive measure, the Fund may invest more than 20% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies, and cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Interested in the income potential of municipal bonds.
•	Seeking monthly income exempt from federal income tax.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES AND PERFORMANCE
Under “Fees and Expenses of the Fund” in the Fund’s summary section because Investor Class and Service Class shares are each authorized to pay up to 0.25% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by Investor Class and Service Class shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” below for more information on the Fund’s shareholder servicing fees.
As described under "Fees and Expenses of the Fund" in the Fund's summary section, the Investment Manager has contractually agreed, through at least May 1, 2017, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.64% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense
PORTFOLIO MANAGERS
Nancy G. Angell, CFA
Partner,
Co-Director of Fixed Income
John B. Fox, CFA
Partner,
Co-Director of Fixed Income
Martin R. Tourigny, CFA
Partner
Brian T. Moreland, CFA
Principal
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	19

Additional Information About the Funds

AMG GW&K Municipal Enhanced Yield Fund (CONTINUED)
limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
Under “Performance” in the Fund’s summary section, the performance information shown, as represented by the performance of the Fund’s Institutional Class shares, includes, for periods prior to November 10, 2008, performance of the predecessor to the Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc. (the “Municipal Enhanced Yield Predecessor Fund”), which was reorganized into the Fund on November 10, 2008, and was managed by GW&K with the same investment objective and substantially similar investment policies as those of the Fund.
The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index shown in the table. The information in the bar chart is for Institutional Class shares of the Fund. Investor Class and Service Class shares would have similar annual returns as Institutional Class shares because all of the classes are invested in the same portfolio of securities. However, because Investor Class and Service Class shares are subject to different expenses than Institutional Class shares, Investor Class and Service Class share performance varies. The performance information also reflects the impact of the Fund’s contractual expense limitations in effect during the periods shown. If the Municipal Enhanced Yield Predecessor Fund’s investment manager or the Investment Manager had not agreed to limit expenses, returns would have been lower.

20	AMG Funds

Additional Information About the Funds

AMG GW&K Small Cap Growth Fund
This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Subadvisor in managing the Fund, and also additional information about the Fund's expenses.
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENT STRATEGIES
The Subadvisor utilizes fundamental research and bottom-up stock selection and quantitative screening to seek to identify small-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
The Subadvisor focuses on quality small-capitalization companies with sound management and long-term sustainable growth. In selecting companies for the Fund, the Subadvisor looks for firms with the following key attributes:
•	Experienced, tenured, high quality management;
•	Business models that deliver consistent long-term growth;
•	Leading companies in attractive and defensible niche markets;
•	Strong financial characteristics; and
•	Appropriate valuation.
Various factors may lead the Subadvisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadvisor believes the security has become overvalued.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION
In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:
•	Looking to gain exposure to small-capitalization equities in your portfolio.
•	Seeking exposure to growth oriented investments.
•	Seeking long-term capital appreciation.
•	Willing to accept short-term volatility of returns.
ADDITIONAL INFORMATION ABOUT THE FUND'S EXPENSES
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least May 1, 2018, to waive management fees and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, shareholder servicing fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees
PORTFOLIO MANAGERS
Daniel L. Miller, CFA
Partner,
Director of Equities
Joseph C. Craigen, CFA
Vice President
See “Fund Management” below for more information on the portfolio managers.

AMG Funds	21

Additional Information About the Funds

AMG GW&K Small Cap Growth Fund (CONTINUED)
waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

22	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks
This section presents more detailed information about each Fund’s risks as described in the summary section of the Fund’s Prospectus. The risks are described in alphabetical order and not in the order of importance or potential exposure. The Funds may not be subject to all of the risks below, and not all Funds invest in the types of instruments mentioned. Please see each Fund’s summary section for a description of the Fund’s risks and the types of instruments in which the Fund invests. All Funds could be subject to additional risks because the types of investments they make and market conditions may change over time.
All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Funds.
Credit and Counterparty Risk
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
An issuer of bonds or other debt securities or a counterparty to a derivatives contract may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. To the extent a Fund has significant exposure to a counterparty under a derivatives contract, this risk may be particularly pronounced for the Fund. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
DERIVATIVES RISK
(AMG GW&K Municipal Enhanced Yield Fund)
Derivatives, including options, futures and forwards, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk that the value of derivatives may not correlate perfectly with their underlying assets, rates or indices, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. Derivative transactions typically involve leverage and may be highly volatile. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets, rates or indices underlying them. Some derivatives are also subject to credit and counterparty risk in that a counterparty may fail to honor its contract terms, causing a loss for the Fund.
Extension Risk
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.
GROWTH STOCK RISK
(AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Growth Fund)
The prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.
HIGH YIELD RISK
(AMG GW&K Municipal Enhanced Yield Fund)
Funds that invest in below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than a fund that invests in higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Below investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.
INFLATION RISK
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future, as inflation decreases the present value of future payments.
INTEREST RATE RISK
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. During periods of increasing interest rates, the Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it

AMG Funds	23

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
LIQUIDITY RISK
(All Funds)
Liquidity risk is the risk that a Fund may not be able to dispose of investments or close out derivatives transactions readily at favorable times or prices. For example, investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit and counterparty risk tend to involve greater liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as a rising interest rate environment. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or be unable to achieve its desired level of exposure to a certain issuer or sector.
ManagEment RISK
(All Funds)
The Funds are subject to management risk because they are actively managed investment portfolios. Management risk is the chance that security selection or focus on securities in a particular style, market sector or group of companies will cause a Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.
MARKET RISK
(All Funds)
Market prices of investments held by a Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments, although under certain market conditions fixed income investments may have comparable or greater price volatility.
MUNICIPAL MARKET RISK
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
Factors unique to the municipal bond market may negatively affect the value of a Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. A Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. Such defaults may occur, for example, when municipalities that have issued bonds are not able to meet interest or principal payments when such payments come due. Actual or perceived changes in the financial health of the municipal market as a whole or in part may affect the valuation of debt securities held by the Fund.
Some municipal obligations carry additional risk. For example, they may be difficult to trade or their interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other financial institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and price that normally prevails in the market.
PREPAYMENT RISK
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
Prepayment risk is the risk that a debtor will exercise its right to pay back a bond or other fixed income security held by a Fund earlier than expected or required. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), in which case a Fund may have to reinvest prepayment proceeds in securities with lower yields, resulting in a decline in the Fund’s income. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
REINVESTMENT RISK
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
As debtors pay principal or interest on a bond or other fixed income security held by a Fund, there is no guarantee that the Fund will be able to reinvest these payments and receive rates equal to or better than its original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, if a Fund purchases a 30-year, 5% coupon bond, it can anticipate that it will receive a 5% return on its original capital, but unless it can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk.
SECTOR RISK
(AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund)
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. A portion of a Fund’s assets could be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care (including hospitals) or transportation.

24	AMG Funds

Additional Information About the Funds

Summary of the Funds’ Principal Risks (CONTINUED)
SMALL-CAPITALIZATION STOCK RISK
(AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Growth Fund)
The stocks of small-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
VALUE STOCK RISK
(AMG GW&K Small Cap Core Fund)
Value stocks present the risk that a stock may decline in price or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor overestimates the company’s true business value. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) during given periods.
Other Important Information About the Funds and their Investment Strategies and Risks

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds' Statement of Additional Information, dated May 1, 2016, as supplemented from time to time (the “SAI”).
INVESTMENT OBJECTIVES
The AMG GW&K Municipal Bond Fund’s, the AMG GW&K Small Cap Core Fund’s, and the AMG GW&K Small Cap Growth Fund’s investment objectives may be changed without shareholder approval and without prior notice. The AMG GW& K Municipal Enhanced Yield Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.
OTHER INVESTMENT COMPANIES
The Funds may invest cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. These types of investments by a Fund could affect the amount, timing and character of distributions to you, and may result in higher taxes when Fund shares are held in a taxable account.
TEMPORARY DEFENSIVE MEASURES
Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Subadvisor believes a temporary defensive position is necessary in response to adverse market, economic, political or other conditions, the AMG GW&K Small Cap Core Fund and the AMG GW&K Small Cap Growth Fund may invest any amount of its net assets in money market securities, cash or cash equivalents, and the AMG GW&K Municipal Bond Fund and the AMG GW&K Municipal Enhanced Yield Fund may invest any amount of its net assets in taxable securities, such as money market securities and debt securities issued or guaranteed by the U.S. government or its agencies, and cash or cash equivalents. Taking a defensive position might prevent each Fund from achieving its investment objective.
Portfolio Turnover
Each Fund may sell any security when it believes the sale is consistent with the Fund’s investment strategies and in the Fund’s best interest to do so. This may result in active and frequent trading of portfolio securities. A portfolio turnover rate greater than 100%
would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.
PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds' SAI, which is available on the Funds' website at www.amgfunds.com.
AMG GW&K SMALL CAP CORE FUND CLOSURE
AMG GW&K Small Cap Core Fund is currently closed to new investors, except as noted below. All shareholders of the Fund as of the close of business of the Fund on October 31, 2013, may continue to purchase shares of the Fund, including shareholders who held an account directly with the Fund and those shareholders of the Fund as of the close of business on October 31, 2013, who were invested in the Fund through a financial intermediary account, a financial platform, a defined contribution plan, or the ManagersChoice® program or other asset allocation program (for purposes of this section, collectively, “financial intermediaries”).
A defined contribution plan or asset allocation program that has accounts or client assets invested in the Fund as of the close of business on October 31, 2013, regardless of whether such plan or program is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. A registered investment adviser that has accounts or client assets invested in the Fund as of the close of business on October 31, 2013, regardless of whether such registered investment adviser is acting on a discretionary or non-discretionary basis, may continue to purchase shares of the Fund for those accounts and may open new Fund accounts for existing or new clients. The Fund will only accept new shareholders from other financial intermediaries in the discretion of Fund management.
Exchanges into the Fund are not permitted unless the exchange is being made into an existing shareholder account or an existing financial intermediary account at the time of the exchange as

AMG Funds	25

Additional Information About the Funds

Other Important Information About the Funds and their Investment Strategies and Risks (CONTINUED)
described above. Fund management may, in its discretion, permit new accounts in the Fund to be opened by certain investors, including but not limited to those investors whose investment in the Fund, in the sole discretion of the Investment Manager or the
Subadvisor, would not affect GW&K’s ability to effectively manage the Fund. The Fund reserves the right to modify this policy at any time.
Fund Management

Each Fund is a series of AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the AMG Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.
The Investment Manager, located at 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Funds. The Distributor, a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and service (12b-1) fees paid by the Funds, the Distributor receives no other compensation from the Funds for its services as distributor. As AMG’s U.S. retail distribution arm, the Investment Manager’s larger business also includes Aston Asset Management, LLC (“Aston”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) that is a wholly owned subsidiary of the Investment Manager. Aston is the adviser, sponsor and administrator of the Aston Funds family of mutual funds.
GW&K, the Subadvisor to the Funds, has day-to-day responsibility for managing the Funds’ portfolios and has managed the AMG GW&K Small Cap Core Fund and the Multi-Cap Predecessor Fund (and its predecessor fund) since inception in 1996, the AMG GW&K Municipal Enhanced Yield Fund and the Municipal Enhanced Yield Predecessor Fund since inception in 2005, the AMG GW&K Municipal Bond Fund since its inception in 2009, and the AMG GW&K Small Cap Growth Fund since inception in 2015. GW&K, located at 222 Berkeley Street, Boston, MA 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2015, had assets under management of approximately $27.58 billion. AMG indirectly owns a majority interest in GW&K.
AMG GW&K MUNICIPAL BOND FUND
Nancy Angell, CFA, John Fox, CFA, and Martin Tourigny, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund since its inception in 2009. Ms. Angell joined GW&K in 1984, and she has been a Partner since October 2008 and a Senior Vice President since 1991. Mr. Fox joined GW&K in 1990, and he has been a Partner since October 2008 and a Senior Vice President since 2002. Ms. Angell and Mr. Fox serve as Co-Directors of the firm’s Fixed Income department, each having served in that role since 2002. Mr. Tourigny joined GW&K in 1994, and has been a Partner since October 2008 and was previously a Vice President since 1998.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services in an amount up to 0.25% of each class's average daily net assets.
AMG GW&K SMALL CAP Core FUND
Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and have managed the Fund since July 27, 2009. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Thibault has been a Partner since September 2011 and was previously a Vice President for more than five years and portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services in an amount up to 0.25% of the Fund’s average daily net assets per annum.
In addition to the expense limitation for the Fund discussed above, from time to time in the future GW&K may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee.
AMG GW&K MUNICIPAL ENHANCED YIELD FUND
Nancy G. Angell, CFA, John B. Fox, CFA, Martin R. Tourigny, CFA, and Brian T. Moreland, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund and the Municipal Enhanced Yield Predecessor Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Angell joined

26	AMG Funds

Additional Information About the Funds

Fund Management (CONTINUED)
GW&K in 1984, and she has been a Partner since 2008 and a Senior Vice President since 1991. Mr. Fox joined GW&K in 1990, and he has been a Partner since 2008 and a Senior Vice President since 2002. Ms. Angell and Mr. Fox serve as Co-Directors of the firm’s Fixed Income department, each having served in that role since 2002. Mr. Tourigny joined GW&K in 1994, and has been a Partner since October 2008 and was previously a Vice President since 1998. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and joined the Municipal Bond investment team in 1999. He has been a Principal since 2013, was previously a Vice President from 2006 to 2013, and an Assistant Vice President from 2002 to 2006.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.50% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services of 0.25% of the Fund’s average daily net assets per annum.
In addition to the expense limitation for the Fund discussed above, from time to time in the future GW&K may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee.
AMG GW&K Small Cap growth fund
Daniel L. Miller, CFA and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, and have managed the Fund since its inception. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Craigen joined GW&K in 2008 and is a Vice President. He is a member of the GW&K Equity team analyzing small cap companies and is also a member of the firm’s Investment Committee. He started his investment career as an Equity Research Associate at Tucker Anthony from 1999 to 2001, and later held positions as an Equity Analyst at Needham & Company from 2001 to 2005 and at Citizens Funds from 2005 to 2008.
Pursuant to an exemptive order issued by the SEC, the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment subadvisors to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated subadvisors of the Fund. The
Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.
The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives compensation from the Fund for these services in an amount up to 0.25% of each class’s average daily net assets.
In addition to the expense limitation for the Fund discussed above, from time to time in the future GW&K may waive all or a portion of its subadvisory fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of its management fee.
ADDITIONAL INFORMATION
Additional information regarding other accounts managed by the Funds’ portfolio managers, and their compensation and ownership of Fund shares, is available in the Funds’ SAI.
A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreements between the Investment Manager and the Funds’ Subadvisor is available in the Funds’ Semi-Annual Report to shareholders for the period ended June 30.
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment manager, subadvisors, administrator, custodian, transfer agent, accountants and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Shareholder Guide

Your Account
Subject to the restrictions described above under “AMG GW&K Small Cap Core Fund Closure,” you may invest in each of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund by purchasing Investor Class, Service Class, or Institutional Class shares. You may invest in AMG GW&K Small Cap Growth Fund by purchasing Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.
The Investor Class shares of each of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and Investor Class and Service Class shares also bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. Each class of shares of a fund is subject to a minimum initial investment amount, as described below.
Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Funds will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Funds were received by the processing organization in proper form before 4:00 p.m.
Current net asset values per share for each Fund are available on the Fund’s website at www.amgfunds.com.
Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of a Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.
FAIR VALUE POLICY
Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund may use the fair value of a portfolio investment to calculate its NAV in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board of Trustees’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances.
Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. The Board of Trustees has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.
Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

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Shareholder Guide

Choosing a Share Class
Subject to the restrictions described above under “AMG GW&K Small Cap Core Fund Closure,” investors can choose among three share classes when investing in the AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund:
•	Investor Class
•	Service Class
•	Institutional Class
Investors may invest in AMG GW&K Small Cap Growth Fund by purchasing Institutional Class shares.
The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:
•	The amount you plan to invest;
•	Your investment objectives; and
•	The expenses and charges for the class.
We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.
Investor Class Shares
(AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund)
Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases each Fund’s shares at the Investor Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares also pay distribution (12b-1) fees of 0.25%. See “Distribution and Service (12b-1) Fees” below for more information.
Service Class Shares
(AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund)
Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. See “Investing Through an Intermediary” below for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay distribution (12b-1) fees.
Institutional Class Shares
(All Funds)
Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies. The Institutional Class shares do not pay distribution (12b-1) fees.

Investing Through an Intermediary

If you invest through a third party such as a bank, broker-dealer (including through a fund supermarket platform), trust company or other financial intermediary (each of the above, a “Financial Intermediary”), rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. Many, if not all, of these Financial Intermediaries may receive various forms of compensation in connection with the sale of Fund shares and/or the servicing of shareholder accounts. Such compensation from the Funds may include receipt of distribution (12b-1) fees and/or shareholder servicing fees. For more information on 12b-1 fees, see “Distribution and Service (12b-1) Fees” below. With respect to the payment of shareholder servicing fees, shareholder servicing fees are paid out of the assets of each of the Investor Class and Service Class shares of AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund on an ongoing basis for the receipt of certain shareholder services from Financial Intermediaries (including through fund supermarket platforms), including account maintenance, transaction processing and customer liaison services, and will increase the cost to shareholders who invest in Investor Class and Service Class shares. These payments are made pursuant to written agreements between the Financial Intermediaries and the Investment Manager, the Distributor and/or a Fund.
The Investment Manager, the Subadvisor and/or the Distributor may pay additional compensation (directly out of their own resources and not as an expense of a Fund) to certain affiliated or unaffiliated Financial Intermediaries in connection with the sale, including distribution, marketing and promotional services, or retention of Fund shares and/or shareholder servicing. To the extent permitted by SEC and Financial Industry Regulatory Authority, Inc. rules and other applicable laws and regulations, the Investment Manager, the Subadvisor and the Distributor may make other payments or allow other promotional incentives to Financial Intermediaries. This compensation may provide such Financial Intermediaries with an

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Investing Through an Intermediary (CONTINUED)
incentive to favor sales of shares of the Funds over other investment options. Any such payments may be substantial; however, they will be made by the Investment Manager, the Subadvisor and/or the Distributor, as applicable, not by the Funds or their shareholders, and will not change the NAV or the price of the Funds’ shares.
You can find further details in the SAI about the payments made by the Investment Manager, the Subadvisor and/or the Distributor and the services provided by Financial Intermediaries. You can ask your
Financial Intermediary for information about any payments it receives from the Investment Manager, the Subadvisor and/or the Distributor and any services it provides, as well as about fees and/or commissions it charges.
Distribution and Service (12b-1) Fees

The AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund have adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class that allows the Funds to pay fees for selling and distributing Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover the Investor Class’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

Transaction Policies

OPENING YOUR ACCOUNT
You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.
BUYING AND SELLING Fund SHARES
Subject to the restrictions above under “AMG GW&K Small Cap Core Fund Closure,” you may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any day the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.
PROCESSING ORDERS
If you sell shares of the Funds, the Funds will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Funds may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

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Shareholder Guide

How to Buy or Sell Shares
	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares* †...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to AMG Funds to: AMG Funds c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769	Send a letter of instruction and a check payable to AMG Funds to:
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
(Include your account number and
Fund name on your check)	Write a letter of instruction containing:
• Name of the Fund
• Dollar amount or number of
shares you wish to sell
• Your name
• Your account number
• Signatures of all account owners
Mail your letter to:
AMG Funds
c/o BNY Mellon Investment
Servicing (US) Inc.
PO Box 9769
Providence, RI 02940-9769
By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.
Over the Internet	Not available	If your account has already been established and ACH banking instructions are on file, go to our website at www.amgfunds.com	Go to our website at
www.amgfunds.com. Internet redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and $250,000 for Institutional Class shares.
By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account
*	Please indicate which class of shares you are buying or selling when you place your order.
†	Redemptions of $50,000 and over for Investor Class and Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class shares and Service Class shares and below $250,000 for Institutional Class shares.

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How to Buy or Sell Shares (CONTINUED)
INVESTMENT MINIMUMS
Please see “AMG GW&K Small Cap Core Fund Closure” above regarding restrictions on purchasing shares of the AMG GW&K Small Cap Core Fund. Your cash investments in the Funds must be in U.S. dollars. We do not accept third-party or “starter” checks.
Share Class	Initial Investment	Additional Investments
Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Service Class:
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100
Institutional Class (AMG GW&K Municipal Bond Fund, AMG GW&K Small Cap Core Fund and AMG GW&K Municipal Enhanced Yield Fund only):
• Regular Accounts	$1,000,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000
Institutional Class (AMG GW&K Small Cap Growth Fund only):
• Regular Accounts	$100,000	$100
• Individual Retirement Accounts	$25,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the AMG Funds Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

OTHER PURCHASE INFORMATION
Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of a Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in a Fund as an investment. Assets purchased by a Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
SIGNATURE GUARANTEE
If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more worth of Institutional Class shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.
We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the
Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.
UNAUTHORIZED TRANSACTIONS
The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.
LIMITATIONS ON THE FUNDS
The Funds may restrict or limit certain transactions, including, but not limited to, the following examples:
•	Redeem your account if its value (i) falls below $500 for Investor Class and Service Class shares or $25,000 for Institutional Class shares due to redemptions you make, or (ii) is below $100, but, in each case, not until after a Fund gives you at least 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

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How to Buy or Sell Shares (CONTINUED)
•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;
•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;
•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash. If a Fund makes a redemption-in-kind, the securities received as payment remain subject to market and other risks until they are sold and such sales may result in transaction costs, such as brokerage fees;
•	Refuse a buy order for any reason, including your failure to submit a properly completed application;
•	Refuse an exchange request for any person or group if a Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” below) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and
•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.
FREQUENT TRADING POLICY
The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds. Frequent trading may result from an effort by a shareholder to engage in “market timing.” These activities may disrupt management of the Funds' portfolios, increase the Funds' expenses, and have a negative impact on the Funds' performance. There may be additional risks due to frequent trading activities. As described previously, the Funds have adopted procedures to minimize these risks.
Monitoring Trades
To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds' transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the AMG Funds Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds' transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.
Limiting Trades
The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and their shareholders. Transactions accepted by a Financial Intermediary that violate the Funds' frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the Financial Intermediary has received them.
Although the Funds use reasonable efforts to prevent market timing activities in the Funds, their efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receive certain purchase, exchange, and redemption orders through Financial Intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that Financial Intermediaries have implemented procedures designed to deter market timing, the Funds' ability to detect frequent trading activities by investors who hold shares through omnibus accounts at Financial Intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.
Investor Services

AUTOMATIC INVESTMENTS
You may arrange to make automatic deductions at regular intervals from a designated bank account.
AUTOMATIC REINVESTMENT PLAN
This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.
AUTOMATIC REDEMPTIONS
With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.
RETIREMENT PLANS
You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.
EXCHANGE PRIVILEGES
To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds in the Trust or for shares of other funds managed by the Investment

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Investor Services (CONTINUED)
Manager, subject to the applicable investment minimum. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other funds managed by the Investment Manager as described above, you also may exchange your shares of the Funds through the Investment Manager for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”). In addition, the following restrictions apply:
•	Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund if you exchange through the funds offered by the Investment Manager.
•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” below.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.
You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.
Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.
ACCOUNT STATEMENTS
The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.
COST BASIS REPORTING
Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a Financial Intermediary, your Financial Intermediary generally will be required to provide you and the Internal Revenue Service (the “IRS”) with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see www.amgfunds.com or contact the Funds at 800.548.4539, or consult your Financial Intermediary as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.
DIVIDENDS AND DISTRIBUTIONS
The AMG GW&K Small Cap Core Fund and the AMG GW&K Small Cap Growth Fund normally declare and pay any income dividends and net realized capital gain distributions, if any, annually in December. The AMG GW&K Municipal Bond Fund and the AMG GW&K Municipal Enhanced Yield Fund normally declare and pay any income dividends monthly and declare and pay net realized capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election at any time by giving the Funds written notice at least 10 days before the scheduled payment date.
CHANGES TO YOUR ACCOUNT
The Funds will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.
Certain Federal Income Tax Information

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Funds under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-advantaged retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.
Each Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company generally is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.
TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS
For U.S. federal income tax purposes, distributions of investment income (other than exempt-interest dividends, discussed below), whether reinvested or taken as cash, are generally taxable to you as

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Certain Federal Income Tax Information (CONTINUED)
ordinary income. Taxes on distributions of capital gains are determined by how long each Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are treated as long-term capital gains includible in your net capital gain and taxed to individuals at reduced rates.
•	Distributions from the sale of investments that a Fund owns or is considered to have owned for one year or less are taxable as ordinary income.
•	Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to net capital gains, provided that both you and such distributing Fund meet certain holding period and other requirements.
•	Distributions that are properly reported as exempt-interest dividends are exempt from U.S. federal income tax, but may be subject to federal alternative minimum tax.
•	A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends but excluding any exempt-interest dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.
Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.
TAXABILITY OF TRANSACTIONS
Any gain or loss that results from the sale, exchange (including an exchange of a Fund's shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
OTHER TAX MATTERS
Certain of a Fund’s investments, including certain debt instruments and derivatives, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Please see the SAI for more detailed tax information.
TAX WITHHOLDING
To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:
•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);
•	Certify that your SSN or TIN is correct; and
•	Certify that you are not subject to back-up withholding.
In addition, the Funds must also withhold taxes on distributions and sale proceeds if the IRS notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Funds that you have failed to properly report certain interest and dividend income.

AMG Funds	35

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Financial Highlights

The following tables are intended to help you understand each Fund’s financial performance for the past five years (or since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited and reported on by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report is included in the Funds’ Annual Report which is available upon request.
	For the years ended December 31,
AMG GW&K Municipal Bond Fund Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.61	$11.02	$11.52	$11.21	$10.29
Income from Investment Operations:
Net investment income[1,2]	0.15	0.18	0.18	0.20	0.27
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.38	0.97
Total from investment operations	0.39	0.81	(0.29)	0.58	1.24
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.18)	(0.17)	(0.19)	(0.27)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.30)	(0.22)	(0.21)	(0.27)	(0.32)
Net Asset Value, End of Year	$11.70	$11.61	$11.02	$11.52	$11.21
Total Return[2]	3.36%	7.39%	(2.51)% [4]	5.27% [4]	12.16%
Ratio of net expenses to average net assets (with offsets/reductions)	0.82%	0.80%	0.81% [5]	0.80% [6]	0.81%
Ratio of expenses to average net assets (with offsets)	0.82%	0.80%	0.81% [5]	0.80% [6]	0.81%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.13%	1.12%	1.17% [5]	1.18% [6]	1.34%
Ratio of net investment income to average net assets[2]	1.28%	1.55%	1.56% [5]	1.71% [6]	2.46%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$27,362	$23,572	$28,655	$22,726	$8,777

	For the years ended December 31,
AMG GW&K Municipal Bond Fund Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.63	$11.04	$11.54	$11.23	$10.30
Income from Investment Operations:
Net investment income[1,2]	0.19	0.21	0.21	0.23	0.30
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.38	0.97
Total from investment operations	0.43	0.84	(0.26)	0.61	1.27
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.21)	(0.20)	(0.22)	(0.29)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.33)	(0.25)	(0.24)	(0.30)	(0.34)
Net Asset Value, End of Year	$11.73	$11.63	$11.04	$11.54	$11.23
Total Return[2]	3.77%	7.62%	(2.24)%	5.53%	12.52%
Ratio of net expenses to average net assets (with offsets/reductions)	0.51%	0.52%	0.53% [5]	0.55% [6]	0.54%
Ratio of expenses to average net assets (with offsets)	0.51%	0.52%	0.53% [5]	0.55% [6]	0.54%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.84%	0.89% [5]	0.93% [6]	1.09%
Ratio of net investment loss to average net assets[2]	1.59%	1.82%	1.84% [5]	1.97% [6]	2.80%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$128,684	$98,152	$53,024	$35,444	$22,705

AMG Funds	37

Financial Highlights

	For the years ended December 31,
AMG GW&K Municipal Bond Fund Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$11.67	$11.08	$11.58	$11.26	$10.33
Income from Investment Operations:
Net investment income[1,2]	0.21	0.23	0.23	0.25	0.30
Net realized and unrealized gain (loss) on investments	0.24	0.63	(0.47)	0.40	0.99
Total income (loss) from investment operations	0.45	0.86	(0.24)	0.65	1.29
Less Distributions to Shareholders from:
Net investment income	(0.20)	(0.23)	(0.22)	(0.25)	(0.31)
Net realized gain on investments	(0.15)	(0.04)	(0.04)	(0.08)	(0.05)
Total distributions to shareholders	(0.35)	(0.27)	(0.26)	(0.33)	(0.36)
Net Asset Value, End of Year	$11.77	$11.67	$11.08	$11.58	$11.26
Total Return[2]	3.94%	7.80%	(2.02)%	5.80% [4]	12.71% [4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.34%	0.34%	0.36% [5]	0.35% [6]	0.34%
Ratio of expenses to average net assets (with offsets)	0.34%	0.34%	0.36% [5]	0.35% [6]	0.34%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.65%	0.66%	0.72% [5]	0.73% [6]	0.83%
Ratio of net investment income to average net assets[2]	1.76%	2.00%	2.01% [5]	2.15% [6]	2.79%
Portfolio turnover	78%	31%	28%	39%	26%
Net assets at end of year (000’s omitted)	$655,760	$393,581	$204,711	$121,609	$32,019

	For the years ended December 31,
AMG GW&K Municipal Enhanced Yield Fund Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$8.98	$10.24	$9.55	$8.79
Income from Investment Operations:
Net investment income[1,2]	0.30	0.34	0.35	0.36	0.37
Net realized and unrealized gain (loss) on investments	0.05	1.18	(1.18)	0.93	0.78
Total from investment operations	0.35	1.52	(0.83)	1.29	1.15
Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.34)	(0.36)	(0.36)	(0.37)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.43)	(0.34)	(0.43)	(0.60)	(0.39)
Net Asset Value, End of Year	$10.08	$10.16	$8.98	$10.24	$9.55
Total Return[2]	3.57%	17.14%	(8.27)% [4]	13.69% [4]	13.48%
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.00%	1.12% [7]	1.07% [8]	1.17% [9]
Ratio of expenses to average net assets (with offsets)	1.07%	1.00%	1.12% [7]	1.07% [8]	1.17% [9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.25%	1.19%	1.30% [7]	1.27% [8]	1.40%
Ratio of net investment income to average net assets[2]	2.98%	3.46%	3.58% [7]	3.53% [8]	4.02%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$5,500	$8,507	$8,030	$21,413	$5,689

38	AMG Funds

Financial Highlights

	For the years ended December 31,
AMG GW&K Municipal Enhanced Yield Fund Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.16	$8.98	$10.23	$9.54	$8.79
Income from Investment Operations:
Net investment income[1,2]	0.34	0.36	0.38	0.38	0.40
Net realized and unrealized gain (loss) on investments	0.06	1.18	(1.18)	0.93	0.77
Total from investment operations	0.40	1.54	(0.80)	1.31	1.17
Less Distributions to Shareholders from:
Net investment income	(0.34)	(0.36)	(0.38)	(0.38)	(0.40)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.47)	(0.36)	(0.45)	(0.62)	(0.42)
Net Asset Value, End of Year	$10.09	$10.16	$8.98	$10.23	$9.54
Total Return[2]	4.07%	17.39%	(7.95)%	13.90%	13.65%
Ratio of net expenses to average net assets (with offsets/reductions)	0.71%	0.72%	0.78% [7]	0.86% [8]	0.94% [9]
Ratio of expenses to average net assets (with offsets)	0.71%	0.72%	0.78% [7]	0.86% [8]	0.94% [9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.89%	0.91%	0.96% [7]	1.06% [8]	1.16%
Ratio of net investment income to average net assets[2]	3.35%	3.68%	3.99% [7]	3.74% [8]	4.48%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$16,036	$15,757	$5,222	$6,401	$2,145

	For the years ended December 31,
AMG GW&K Municipal Enhanced Yield Fund Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.14	$8.97	$10.22	$9.53	$8.78
Income from Investment Operations:
Net investment income[1,2]	0.34	0.37	0.39	0.40	0.41
Net realized and unrealized gain (loss) on investments	0.07	1.17	(1.17)	0.93	0.78
Total from investment operations	0.41	1.54	(0.78)	1.33	1.19
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.37)	(0.40)	(0.40)	(0.42)
Net realized gain on investments	(0.13)	—	(0.07)	(0.24)	(0.02)
Total distributions to shareholders	(0.48)	(0.37)	(0.47)	(0.64)	(0.44)
Net Asset Value, End of Year	$10.07	$10.14	$8.97	$10.22	$9.53
Total Return[2]	4.15%	17.45%	(7.80)%	14.13% [4]	13.94%
Ratio of net expenses to average net assets (with offsets/reductions)	0.64%	0.64%	0.66% [7]	0.65% [8]	0.69% [9]
Ratio of expenses to average net assets (with offsets)	0.64%	0.64%	0.66% [7]	0.65% [8]	0.69% [9]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.83%	0.84% [7]	0.85% [8]	0.91%
Ratio of net investment income to average net assets[2]	3.42%	3.83%	4.08% [7]	3.96% [8]	4.69%
Portfolio turnover	120%	83%	52%	70%	31%
Net assets at end of year (000’s omitted)	$212,057	$226,284	$201,161	$294,983	$138,250

AMG Funds	39

Financial Highlights

	For the years ended December 31,
AMG GW&K Small Cap Core Fund Investor Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.39	$24.34	$17.72	$15.87	$15.64
Income from Investment Operations:
Net investment income (loss)[1,2]	(0.06) [17]	(0.07) [10]	(0.07) [11]	0.14 [12]	(0.02)
Net realized and unrealized gain (loss) on investments	(0.64)	0.46	7.56	2.15	0.25
Total from investment operations	(0.70)	0.39	7.49	2.29	0.23
Less Distributions to Shareholders from:
Net investment income	—	—	—	(0.08)	—
Net realized gain on investments	(0.89)	(1.34)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.89)	(1.34)	(0.87)	(0.44)	—
Net Asset Value, End of Year	$21.80	$23.39	$24.34	$17.72	$15.87
Total Return[2]	(3.02)%	1.53%	42.26%	14.45%	1.47%
Ratio of net expenses to average net assets (with offsets/reductions)	1.35%	1.42%	1.37% [13]	1.41% [14]	1.39%
Ratio of expenses to average net assets (with offsets)	1.35%	1.42%	1.37% [13]	1.41% [14]	1.39%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.46%	1.53%	1.50% [13]	1.62% [14]	1.71%
Ratio of net investment income (loss) to average net assets[2]	(0.24)%	(0.28)%	(0.32)% [13]	0.78% [14]	(0.14)%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$35,691	$37,995	$69,992	$14,707	$3,349

	For the years ended December 31,
AMG GW&K Small Cap Core Fund Service Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.53	$24.42	$17.73	$15.85	$15.59
Income from Investment Operations:
Net investment income (loss)[1,2]	0.01 [17]	0.04 [10]	(0.02) [11]	0.06 [12]	0.01
Net realized and unrealized gain (loss) on investments	(0.65)	0.43	7.58	2.26	0.25
Total income from investment operations	(0.64)	0.47	7.56	2.32	0.26
Less Distributions to Shareholders from:
Net investment income	(0.02)	(0.01)	—	(0.08)	—
Net realized gain on investments	(0.90)	(1.35)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.92)	(1.36)	(0.87)	(0.44)	—
Net Asset Value, End of Year	$21.97	$23.53	$24.42	$17.73	$15.85
Total Return[2]	(2.75)%	1.86%	42.64% [4]	14.67% [4]	1.67% [4]
Ratio of net expenses to average net assets (with offsets/reductions)	1.07%	1.10%	1.13% [13]	1.20% [14]	1.20%
Ratio of expenses to average net assets (with offsets)	1.07%	1.10%	1.13% [13]	1.20% [14]	1.20%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.18%	1.22%	1.26% [13]	1.41% [14]	1.52%
Ratio of net investment income (loss) to average net assets[2]	0.03%	0.16%	(0.09)% [13]	0.44% [14]	0.04%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$36,739	$44,806	$35,836	$13,052	$19,007

40	AMG Funds

Financial Highlights

	For the years ended December 31,
AMG GW&K Small Cap Core Fund Institutional Class	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$23.61	$24.49	$17.76	$15.87	$15.59
Income from Investment Operations:
Net investment income[1,2]	0.04 [17]	0.07 [10]	0.02 [11]	0.14 [12]	0.05
Net realized and unrealized gain (loss) on investments	(0.65)	0.44	7.58	2.23	0.25
Total from investment operations	(0.61)	0.51	7.60	2.37	0.30
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.04)	—	(0.12)	(0.02)
Net realized gain on investments	(0.91)	(1.35)	(0.87)	(0.36)	—
Total distributions to shareholders	(0.96)	(1.39)	(0.87)	(0.48)	(0.02)
Net Asset Value, End of Year	$22.04	$23.61	$24.49	$17.76	$15.87
Total Return[2]	(2.63)%	2.04%	42.81% [4]	14.97% [4]	1.90%
Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.95%	0.97% [13]	0.96% [14]	0.95%
Ratio of expenses to average net assets (with offsets)	0.95%	0.95%	0.97% [13]	0.96% [14]	0.95%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.06%	1.07%	1.10% [13]	1.17% [14]	1.27%
Ratio of net investment income to average net assets[2]	0.17%	0.30%	0.07% [13]	0.84% [14]	0.30%
Portfolio turnover	16%	26%	19%	14%	25%
Net assets at end of year (000’s omitted)	$302,381	$291,301	$168,854	$76,673	$40,425

For the period from June 30, 2015 through December 31, 2015*
AMG GW&K Small Cap Growth Fund Institutional Class
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment loss[1,2]	(0.02)
Net realized and unrealized loss on investments	(1.03)
Total from investment operations	(1.05)
Net Asset Value, End of Period	$8.95
Total Return[2]	(10.50)% [15]
Ratio of net expenses to average net assets (with offsets/reductions)	0.95% [16]
Ratio of expenses to average net assets (with offsets)	0.95% [16]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	11.39% [16]
Ratio of net investment loss to average net assets[2]	(0.39)% [16]
Portfolio turnover	41% [15]
Net assets at end of period (000’s omitted)	$1,173
*	Commencement of operations was June 30, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waiver and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown in the Financial Highlights.
[5]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.020% and 0.020% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.024%, 0.022% and 0.023% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.

AMG Funds	41

Financial Highlights

[8]	Includes non-routine extraordinary expenses amounting to 0.006%, 0.005% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[9]	Effective July 1, 2011, the Fund’s expense cap was reduced to 0.64% from 0.79%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2011.
[10]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.11), $(0.00), and $0.03 for AMG GW&K Small Cap Core Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.
[11]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.04) and $0.00 for the Investor Class, Service Class and Institutional Class, respectively.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.03, $(0.05) and $0.03 for the Investor Class, Service Class and Institutional Class, respectively.
[13]	Includes non-routine extraordinary expenses amounting to 0.015%, 0.017% and 0.018% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.008%, 0.004% and 0.005% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[15]	Not annualized.
[16]	Annualized.
[17]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.05), $0.01 and $0.05 for the Investor Class, Service Class and Institutional Class, respectively.

42	AMG Funds

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How To Contact Us

AMG GW&K MUNICIPAL BOND FUND
AMG GW&K SMALL CAP CORE FUND
AMG GW&K MUNICIPAL ENHANCED YIELD FUND
AMG GW&K SMALL CAP GROWTH FUND
INVESTMENT MANAGER AND ADMINISTRATOR
AMG Funds LLC
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
203.299.3500 or 800.835.3879
SUBADVISOR
GW&K Investment Management, LLC
222 Berkeley Street
Boston, Massachusetts 02116
DISTRIBUTOR
AMG Distributors, Inc.
600 Steamboat Road, Suite 300
Greenwich, Connecticut 06830
CUSTODIAN
The Bank of New York Mellon
2 Hanson Place
Brooklyn, New York 10286
LEGAL COUNSEL
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199-3600
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, Rhode Island 02940-9769
800.548.4539
TRUSTEES
Bruce B. Bingham
Christine C. Carsman
William E. Chapman, II
Edward J. Kaier
Kurt A. Keilhacker
Steven J. Paggioli
Richard F. Powers III
Eric Rakowski
Victoria L. Sassine
Thomas R. Schneeweis

AMG Funds	45

AMG Funds
Prospectus
May 1, 2016

Where to find additional information
The Funds' Statement of Additional Information (the “SAI”) contains additional information about the Funds and its investments. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In each Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To request free copies of these materials or to make other inquiries, please contact the Fund:
•	By telephone: 800.835.3879
•	By mail: AMG Funds 600 Steamboat Road, Suite 300 Greenwich, Connecticut 06830
•	On the Internet: Electronic copies are available on our website at www.amgfunds.com
Information about the Funds, including the Funds' current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.
Reports and other information about the Funds are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Funds at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.
© 2016 AMG Funds LLC
Investment Company Act Registration Number 811-09521

www.amgfunds.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Pxxx-xxxx